UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : March 12, 2004

                             National Beverage Corp.
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      DELAWARE                   1-14170                     59-2605822
------------------       ---------------------     ----------------------------
(State of incorporation) (Commission File Number)  (IRS Employer Identification
                                                                No.)

                           One North University Drive
                         Fort Lauderdale, Florida 33324
          (Address of principal executive offices, including zip code)

                                 (954) 581-0922
                                 ---------------
              (Registrant's telephone number, including area code)

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    Item 7.  Financial Statements and Exhibits

         (c)      Exhibit 99.1   Press release dated March 12, 2004

 Item 12.         Results of Operations and Financial Condition

     On March 12, 2004, National Beverage Corp. issued a press release announcing its financial results for the quarter ended January 31,2004. This release is furnished as Exhibit 99.1 hereto.

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

National Beverage Corp.
----------------------
(Registrant)

Date:  March 12, 2004

By:  /s/ Dean A. McCoy
     -----------------
        Senior Vice President -
        Chief Accounting Officer

EXHIBIT INDEX
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         99.1     Press release dated March 12, 2004